UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 2, 2010

Date of Report (Date of earliest event reported)

SOLTA MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33123	68-0373593
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

25881 Industrial Boulevard, Hayward, California 94545

(Address of principal executive offices) (Zip Code)

(510) 782-2286

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On November 2, 2010, we issued a press release regarding our financial results for the third quarter ended September 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

We make reference to non-GAAP financial information in both the press release and during the conference call and webcast regarding our quarterly results. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release. Specifically, among other non-GAAP financial measures, we have provided non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP EBITDA, non-GAAP net income (loss) and non-GAAP earnings (loss) per share measures that exclude the impact of acquisition related adjustments, severance costs, acquisition related costs, and stock-based compensation expenses.

We believe that these non-GAAP financial measures provide investors with insight into what is used by management to conduct a more meaningful and consistent comparison of our ongoing operating results and trends, compared with historical results. This presentation is also consistent with the measures management uses to measure the performance of ongoing operating results against prior periods and against our internally developed targets. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-GAAP financial measures only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP and the reconciliation of non-GAAP financial measures in the attached press release.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release of Solta Medical, Inc. dated November 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLTA MEDICAL, INC.

Date: November 2, 2010	By:	/S/ JOHN F. GLENN
	Name:	John F. Glenn
	Title:	Chief Financial Officer